UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2013 (October 7, 2013)

SCI Engineered Materials, Inc.

(Exact Name of Registrant as specified in its charter)

Ohio	0-31641	31-1210318
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)

2839 Charter Street

Columbus, Ohio 43228

(614) 486-0261

(Address, including zip code, and telephone number

including area code of Registrant's

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2013 Scott Campbell, Vice President of Technology, notified the Company of his resignation with an effective date to be determined. Mr. Campbell’s resignation is for personal reasons and not in connection with any known disagreement with the Company on any matter. The company has started a search for Mr. Campbell's replacement. Mr. Campbell is expected to remain in an advisory role. Jeremy Gaumer will assume the duties of Mr. Campbell in the interim.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: October 11, 2013	By:	/s/ Daniel Rooney
Daniel Rooney Chairman of the Board, President and Chief Executive Officer